Exhibit 1

Joint Filing Agreement

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Granite Ridge Resources, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of the undersigned is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument. The undersigned, being duly authorized, have executed this Joint Filing Agreement this 16th day of December, 2024.

GREP GP III, LLC

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager

Grey Rock Energy Partners GP III, L.P.

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP III, LLC, the general partner of Grey Rock Energy Partners GP III, L.P.

GREP GP III Holdings, LLC

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP III, LLC, the general partner of Grey Rock Energy Partners GP III, L.P., the sole member of GREP GP III Holdings, LLC

Grey Rock Energy Partners GP III-A, L.P.

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP III, LLC, the general partner of Grey Rock Energy Partners GP III, L.P., the sole member of GREP GP III Holdings, LLC, the general partner of Grey Rock Energy Partners GP III-A, L.P.

Grey Rock Energy Fund III-A, LP

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP III, LLC, the general partner of Grey Rock Energy Partners GP III, L.P., the sole member of GREP GP III Holdings, LLC, the general partner of Grey Rock Energy Partners GP III-A, L.P, the general partner of Grey Rock Energy Fund III-A, LP

GREP Holdco III-A, LLC

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP III, LLC, the general partner of Grey Rock Energy Partners GP III, L.P., the sole member of GREP GP III Holdings, LLC, the general partner of Grey Rock Energy Partners GP III-A, L.P, the general partner of Grey Rock Energy Fund III-A, LP, the sole member of GREP Holdco III-A, LLC

Grey Rock Energy Partners GP III-B, L.P.

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP III, LLC, the general partner of Grey Rock Energy Partners GP III, L.P., the sole member of GREP GP III Holdings, LLC, the general partner of Grey Rock Energy Partners GP III-B, L.P.

Grey Rock Energy Fund III-B, LP

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP III, LLC, the general partner of Grey Rock Energy Partners GP III, L.P., the sole member of GREP GP III Holdings, LLC, the general partner of Grey Rock Energy Partners GP III-B, L.P., the general partner of Grey Rock Energy Fund III-B, LP

Grey Rock Energy Fund III-B Holdings, L.P.

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP III, LLC, the general partner of Grey Rock Energy Partners GP III, L.P., the sole member of GREP GP III Holdings, LLC, the general partner of Grey Rock Energy Partners GP III-B, L.P., the general partner of Grey Rock Energy Fund III-B Holdings, L.P.

GREP Holdco III-B Holdings, LLC

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP III, LLC, the general partner of Grey Rock Energy Partners GP III, L.P., the sole member of GREP GP III Holdings, LLC, the general partner of Grey Rock Energy Partners GP III-B, L.P., the general partner of Grey Rock Energy Fund III-B Holdings, L.P. and Grey Rock Energy Fund III-B, LP, the sole members of GREP Holdco III-B Holdings, LLC

GREP GP II, LLC

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager

Grey Rock Energy Partners GP II, L.P.

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP II, LLC, the general partner of Grey Rock Energy Partners GP II, L.P.

GREP GP II Holdings, LLC

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP II, LLC, the general partner of Grey Rock Energy Partners GP II, L.P., the sole member of GREP GP II Holdings, LLC

Grey Rock Energy Partners GP II-A, L.P.

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP II, LLC, the general partner of Grey Rock Energy Partners GP II, L.P., the sole member of GREP GP II Holdings, LLC, the general partner of Grey Rock Energy Partners GP II-A, L.P.

Grey Rock Energy Fund II, LP

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP II, LLC, the general partner of Grey Rock Energy Partners GP II, L.P., the sole member of GREP GP II Holdings, LLC, the general partner of Grey Rock Energy Partners GP II-A, L.P, the general partner of Grey Rock Energy Fund II, LP

GREP Holdco II, LLC

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP II, LLC, the general partner of Grey Rock Energy Partners GP II, L.P., the sole member of GREP GP II Holdings, LLC, the general partner of Grey Rock Energy Partners GP II-A, L.P, the general partner of Grey Rock Energy Fund II, LP, the sole member of GREP Holdco II, LLC

Grey Rock Energy Partners GP II-B, L.P.

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP II, LLC, the general partner of Grey Rock Energy Partners GP II, L.P., the sole member of GREP GP II Holdings, LLC, the general partner of Grey Rock Energy Partners GP II-B, L.P.

Grey Rock Energy Fund II-B, LP

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP II, LLC, the general partner of Grey Rock Energy Partners GP II, L.P., the sole member of GREP GP II Holdings, LLC, the general partner of Grey Rock Energy Partners GP II-B, L.P., the general partner of Grey Rock Energy Fund II-B, LP

Grey Rock Energy Fund II-B Holdings, L.P.

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP II, LLC, the general partner of Grey Rock Energy Partners GP II, L.P., the sole member of GREP GP II Holdings, LLC, the general partner of Grey Rock Energy Partners GP II-B, L.P., the general partner of Grey Rock Energy Fund II-B Holdings, L.P.

GREP Holdco II-B Holdings, LLC

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of GREP GP II, LLC, the general partner of Grey Rock Energy Partners GP II, L.P., the sole member of GREP GP II Holdings, LLC, the general partner of Grey Rock Energy Partners GP II-B, L.P., the general partner of Grey Rock Energy Fund II-B Holdings, L.P. and Grey Rock Energy Fund II-B, L.P., the sole members of GREP Holdco II-B Holdings, LLC

GREY ROCK ENERGY FUND II-C, LLC

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager of Grey Rock Management Partners V, LLC, the sole manager of Grey Rock Energy Fund II-C, LLC

GREY ROCK MANAGEMENT PARTNERS V, LLC

By:	/s/ Matthew Miller
Name:	Matthew Miller
Title:	Manager

Matthew miller (Individually)

By:	/s/ Matthew Miller
Name:	Matthew Miller

Griffin Perry (Individually)

By:	/s/ Griffin Perry
Name:	Griffin Perry

Thaddeus Darden (Individually)

By:	/s/ Thaddeus Darden
Name:	Thaddeus Darden

Kirk Lazarine (Individually)

By:	/s/ Kirk Lazarine
Name:	Kirk Lazarine